February 19, 2001

Delaware Group Government Fund

Delaware American Government Bond Fund

Supplement to Prospectus dated September 29, 2000

The following replaces the information in the Prospectus under "Portfolio managers" in the section entitled "Who manages the Fund":

As of February 1, 2001, Paul A. Grillo and Stephen R. Cianci have responsibility for making the day-to-day investment decisions for the Fund.

Paul A. Grillo, Vice President/Portfolio Manager, holds a BA in Business Management from North Carolina State University and an MBA in Finance from Pace University. Prior to joining Delaware Investments in 1993, Mr. Grillo served as mortgage strategist and trader at the Dreyfus Corporation. He also served as a mortgage strategist and portfolio manager for the Chemical Investment Group and as financial analyst at Chemical Bank. Mr. Grillo is a CFA charterholder. Mr. Grillo has been participating in the management of the Fund since 1997.

Stephen R. Cianci, Vice President/Portfolio Manager, holds a BS and an MBA in Finance from Widener University. He joined Delaware Investments' Fixed Income Department in 1992 as an investment grade quantitative research analyst. In addition to his quantitative research responsibilities, Mr. Cianci also served as a mortgage-backed and asset-backed securities analyst. Mr. Cianci is an Adjunct Professor of Finance at Widener University and a CFA charterholder.